                                                                       EXHIBIT 4

NUMBER  _____                                                       _____ SHARES

                      CUMBERLAND MOUNTAIN BANCSHARES, INC.
                             MIDDLESBORO, KENTUCKY


This certifies that


is the owner of

fully paid and non-assessable shares of common stock, par value $0.01 per share, of


Cumberland Mountain Bancshares, Inc. (the "Corporation"), a Tennessee corporation. The shares represented by this certificate are transferable only on the stock transfer books of the Corporation by the holder of record hereof, or by his duly authorized attorney or legal representative upon the surrender of this certificate properly endorsed. This certificate is not valid until countersigned and registered by the Corporation's transfer agent and registrar


IN WITNESS WHEREOF, the Corporation has caused        this certificate to be
signature of its duly authorized officers and has     executed by the facsimile
be hereunto affixed.                                  caused a facsimile of its
                                                      corporate seal to


------------------------------              --------------------------------
J.D. Howard                                 J. Roy Scoffner
Secretary                                   Chairman of the Board


Countersigned and Registered:


      -------------------------------------
      Transfer Agent and Registrar

BY:
     -------------------------
     Authorized Signature

                SEE REVERSE FOR CERTAIN RESTRICTIONS ON TRANSFER

                     FORM OF STOCK CERTIFICATE - BACK SIDE

          The shares represented by this certificate are issued subject to all the provisions of the Charter and Bylaws of the Corporation as from time to time amended (copies of which are on file at the principal executive office of the Corporation), to all of which the holder by acceptance hereof assents.

          The Corporation will furnish without charge to each stockholder who so requests, the powers, designations, preferences and relative participating, optional or other special rights of each class of stock or series thereof, and the qualifications, limitations or restrictions of such preferences and/or rights. Such request may be made in writing to the Secretary of the Corporation.

          The Charter include a provision which imposes certain restrictions on the voting rights of beneficial owners of more than 10% of any class of equity security of the Corporation unless the acquisition of shares in excess of 10% is approved by a two-thirds vote of the Continuing Directors (as such term is defined in the Corporation's Charter).

          The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM -  as tenants in common
TEN ENT -  as tenants by the entireties
JT TEN  -  as joint tenants with right of survivorship and not as tenants in common

UNIF TRANSFER MIN ACT - ........Custodian..........under Uniform Transfers to
                         (Cust)           (Minor)
Minors Act.......................
               (State)

     Additional abbreviations may also be used though not in the above list.

NOTE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME OF THE STOCKHOLDER(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

     For value received,
                        -------------------------------------------------------
hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
 IDENTIFYING NUMBER OF ASSIGNEE
------------------------------------
/                                  /
-----------------------------------

--------------------------------------------------------------------------------
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------Shares

of the common stock evidenced by this certificate, and do hereby irrevocably
constitute and appoint                                , Attorney, to transfer
                       -------------------------------
the said shares on the books of the Corporation, with full power of substitution.

Dated
     --------------------------

                                         --------------------------------------
                                         Signature


                                         --------------------------------------
                                         Signature

In presence of:
               ---------------------------------